SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):   September 28, 2005
THORNBURG MORTGAGE, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-11914	85-0404134
(State or other	(Commission	(I.R.S. Employer
jurisdiction	File Number)	Identification No.)
of incorporation)

150 Washington Avenue, Suite 302
Santa Fe, New Mexico	87501
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:   (505) 989-1900
N/A
(Former name or former address, if changed since last report.)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Junior Subordinated Indenture
Press Release

Item 8.01 Other Events.
     On September 28, 2005, Thornburg Mortgage, Inc. (the “Company”) completed a private placement for $140 million of unsecured junior subordinated notes due 2035 (the “Notes”) through Thornburg Mortgage Home Loans, Inc., its wholly-owned mortgage loan origination subsidiary (“TMHL”). The Notes bear interest at a fixed rate of 7.40% per annum through the interest payment date in October 2015 and thereafter at a variable rate equal to LIBOR plus 2.65% per annum. The Notes mature on October 30, 2035, but TMHL may at its option redeem the Notes at par, in whole or in part, beginning on October 30, 2010. TMHL may redeem the Notes at an earlier date following the occurrence of a “Special Event” (as defined in the Indenture referenced below) at a price equal to 107.5% of the principal amount together with accrued interest. The Company is guaranteeing the payment of the Notes. The Company will use the net proceeds from the sale of the Notes to fund loans that it originates and to purchase additional adjustable-rate mortgage securities. In connection with the transaction, the Company and TMHL entered into a Junior Subordinated Indenture (the “Indenture”) with Wells Fargo Bank, N.A., as trustee. A copy of the Indenture is filed as Exhibit 4.7 to this report and is incorporated by reference herein. A copy of the Company’s Press Release announcing the completion of the transaction has been filed as Exhibit 99.1 to this report and is incorporated by reference herein.
     The Press Release in Exhibit 99.1 includes forward-looking statements within the meaning of the federal securities laws. Actual results and developments could differ materially from those expressed in or contemplated by the forward-looking statements due to a number of factors, including general economic conditions, interest rates, the availability of adjustable-rate mortgage securities and loans for acquisition, and other risk factors discussed in the Company’s SEC filings. The Company does not undertake to update, revise or correct any of the forward-looking information.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits
     The following exhibits are filed as part of this report in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit	Name of Exhibit
4.7	Junior Subordinated Indenture between Thornburg Mortgage Home Loans, Inc., Thornburg Mortgage, Inc. and Wells Fargo Bank, N.A., Dated as of September 28, 2005

99.1	Press Release, dated September 29, 2005

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THORNBURG MORTGAGE, INC.

Date: October 3, 2005	By:	/s/ Michael B. Jeffers

Michael B. Jeffers, Secretary

EXHIBIT INDEX

EXHIBIT	NAME OF
NUMBER	EXHIBIT

4.7	Junior Subordinated Indenture between Thornburg Mortgage Home Loans, Inc., Thornburg Mortgage, Inc. and Wells Fargo Bank, N.A., Dated as of September 28, 2005

99.1	Press Release, dated September 29, 2005